Exhibit 99.3

           (Text of graph posted to Ashland Inc.'s website concerning
                      Ashland Distribution's gross profit)


                    Gross Profit % - 3 Month Rolling Average


               2001       2002       2003       2004       2005       2006
              ------     ------     ------     ------     ------     ------
January         8.9        9.5       10.1        9.6        9.9       10.1
February        9.2        9.3        9.8        9.7        9.7        9.4
March           9.6        9.7        9.6        9.7        9.8        9.6
April           9.4        9.8        9.6        9.7        9.8        9.7
May             9.3       10.0        9.9        9.8       10.0        9.8
June            8.9       10.1       10.0        9.8       10.0
July            8.6       10.3       10.3        9.7       10.1
August          8.1       10.1       10.2        9.4        9.7
September       8.3        9.2       10.1        9.5        9.3
October         9.2        8.9        9.8        9.3        9.1
November       10.0        9.2        9.5        9.6        9.9
December        9.8       10.1        9.6        9.6       10.2



                    Gross Profit % - 12 Month Rolling Average

               2001       2002       2003       2004       2005       2006
              ------     ------     ------     ------     ------     ------

January         9.3        9.2        9.8        9.8        9.6        9.8
February        9.3        9.1        9.8        9.8        9.6        9.8
March           9.3        9.2        9.7        9.9        9.7        9.8
April           9.2        9.3        9.7        9.8        9.7        9.7
May             9.2        9.3        9.8        9.8        9.7        9.7
June            9.1        9.5        9.7        9.8        9.7
July            9.0        9.7        9.7        9.7        9.8
August          8.9        9.9        9.8        9.6        9.8
September       8.9        9.7        9.9        9.6        9.7
October         9.1        9.6        9.9        9.6        9.7
November        9.1        9.7        9.9        9.6        9.8
December        9.1        9.8        9.8        9.6        9.8